MORGAN STANLEY CAPITAL I INC. ABS-15G

Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Morgan Stanley Mortgage Capital Holdings LLC (the “Sponsor”)	3 December 2025

Morgan Stanley Capital I Inc. (the “Depositor”)

Morgan Stanley & Co. LLC (the “Initial Purchaser”)

1585 Broadway, 24th Floor

New York, New York 10036

Re:	Morgan Stanley Residential Mortgage Loan Trust 2025-NQM10 (the “Issuing Entity”)

Mortgage Pass-Through Certificates, Series 2025-NQM10 (the “Certificates”)

Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor and Initial Purchaser (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of mortgage loans (the “Mortgage Loans”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Initial Purchaser, on behalf of the Depositor, provided us with:

a.	Electronic data files (collectively, the “Provided Data Files”):

i.	Labeled “MSRM 2025-NQM10 Preliminary Population.xlsx” (the “Loan Listing Data File”), that the Initial Purchaser, on behalf of the Depositor, indicated contains a list of identification numbers (each, an “Investor Loan ID”) relating to certain mortgage loans (the “Base Preliminary Mortgage Loans”) that are expected to be representative of the Mortgage Loans,

ii.	Labeled “MSRM_2025-NQM10_RA_EY_v2.xlsx” and the corresponding record layout and decode information, as applicable (the “Base Preliminary Data File”), that the Initial Purchaser, on behalf of the Depositor, indicated contains information as of 1 December 2025 (the “Cut-off Date”) relating to certain mortgage loans (the “Preliminary Mortgage Loans”) that are expected to be representative of the Mortgage Loans and

iii.	An electronic data file labeled “MSRM 2025-NQM10 Tape (11.28).xlsx” and the corresponding record layout and decode information, as applicable (the “Cross Collateral Support Data File”), that the Initial Purchaser, on behalf of the Depositor, indicated contains information relating to the Preliminary Mortgage Loans, as applicable,

b.	Imaged copies of the following items (collectively, the “Source Documents”):

i.	Promissory note (the “Note”),

ii.	Credit report (the “Credit Report”),

iii.	Loan application, occupancy affidavit, warranty deed and/or commercial loan application (collectively and as applicable, the “Application”),

iv.	Underwriting summary, summary of findings, loan product advisor feedback certificate and/or conditional underwriting approval (collectively and as applicable, the “Underwriting Summary”),

v.	Appraisal report (the “Appraisal”),

vi.	Fraud report (the “Fraud Report”)

vii.	Contract for the sale and purchase of real estate, assignment of purchase contract interest and/or sale escrow instructions (collectively and as applicable, the “Sale Contract”) and

viii.	Settlement statement or closing disclosure (collectively and as applicable, the “Settlement Statement”)

that the Initial Purchaser, on behalf of the Depositor, indicated relate to the Sample Mortgage Loans (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Loan Listing Data File, Cross Collateral Support Data File, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Initial Purchaser, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Base Preliminary Mortgage Loans, Preliminary Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Initial Purchaser, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Mortgage Loans,

iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

3 December 2025

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by the Initial Purchaser, on behalf of the Depositor, we randomly selected a sample of 235 Base Preliminary Mortgage Loans from the Loan Listing Data File (the “Base Sample 1 Mortgage Loans”). For the purpose of this procedure, the Initial Purchaser, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Base Sample 1 Mortgage Loans or the methodology they instructed us to use to select the Base Sample 1 Mortgage Loans from the Loan Listing Data File.

For the purpose of the procedures described in this report, the 235 Base Sample 1 Mortgage Loans are referred to as Sample Mortgage Loan Numbers 1 through 235.

2.	As instructed by the Initial Purchaser, on behalf of the Depositor, we appended the information for each Preliminary Mortgage Loan on the Base Preliminary Data File, as applicable, with the corresponding information contained on the Cross Collateral Support Data File, as applicable.

The Base Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

3.	For each mortgage loan on the Loan Listing Data File and Preliminary Data File, we compared the Investor Loan ID, as shown on the Loan Listing Data File, to the corresponding Investor Loan ID, as shown on the Preliminary Data File, and noted that:

a.	All of the Preliminary Mortgage Loans were included on both the Preliminary Data File and Loan Listing Data File and

b.	Two of the Base Preliminary Mortgage Loans included on the Loan Listing Data File were not included on the Preliminary Data File, one of which was Sample Mortgage Loan Number 33.

The 234 Base Sample 1 Mortgage Loans included on the Preliminary Data File are hereinafter referred to as the “Sample 1 Mortgage Loans.”

4.	As instructed by the Initial Purchaser, on behalf of the Depositor, we randomly selected one Preliminary Mortgage Loan that was not a Sample 1 Mortgage Loan from the Preliminary Data File (the “Sample 2 Mortgage Loan,” together with the Sample 1 Mortgage Loans, the “Sample Mortgage Loans”). For the purpose of this procedure, the Initial Purchaser, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample 2 Mortgage Loan or the methodology they instructed us to use to select the Sample 2 Mortgage Loan from the Preliminary Data File.

For the purpose of the procedures described in this report, the Sample 2 Mortgage Loan is referred to as Sample Mortgage Loan Number 236.

Attachment A Page 2 of 2

5.	For each Sample Mortgage Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents or Preliminary Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Initial Purchaser, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Initial Purchaser, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)

Loan number	Investor Loan ID	Note

Original principal balance	Original Loan Amount	Note

Original interest rate	Original Interest Rate	Note

First payment date	First Payment Date of Loan	Note

Maturity date	Maturity Date	Note

Property state	State	Note

Property zip code	Postal Code	Note

Original term	Original Term to Maturity	(a) Note or (b) Note and recalculation

Original interest only term	Original Interest Only Term	(a) Note or (b) Note and recalculation

Prepayment charge term	Prepayment Penalty Total Term	Note

Occupancy status	Occupancy	Application or Underwriting Summary

Appraisal value	Original Appraised Property Value	(a) Appraisal or (b) Appraisal and recalculation

Property type	Property Type	Appraisal or Underwriting Summary

Sale price	Sales Price	Sale Contract or Settlement Statement

Loan purpose	Loan Purpose	Application, Fraud Report, Credit Report or recalculation

Junior lien balance	Junior Mortgage Balance	Underwriting Summary, Application, Settlement Statement or Credit Report
Index description	Index Type	Note

Gross margin	Gross Margin	Note

Exhibit 1 to Attachment A

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)

Initial fixed rate period	Initial Fixed Rate Period	(a) Note or (b) Note and recalculation

Subsequent interest rate reset period	Subsequent Interest Rate Reset Period	Note

Initial interest rate cap change up	Initial Interest Rate Cap Change Up	(a) Note or (b) Note and recalculation

Initial interest rate cap change down	Initial Interest Rate Cap Change Down	Note and recalculation

Subsequent interest rate change up	Subsequent Interest Rate Change Up	Note

Subsequent interest rate change down	Subsequent Interest Rate Change Down	Note

Maximum interest rate	Lifetime Maximum Rate Ceiling	Note

Minimum interest rate	Lifetime Minimum Rate Floor	Note or Settlement Statement

Original loan-to-value ratio	Original LTV	Recalculation

Combined loan-to-value ratio	Original CLTV	Recalculation

Exhibit 1 to Attachment A

Notes:

i.	The loan number Sample Characteristic is for identification purposes only.

ii.	For the purpose of comparing the original term Sample Characteristic for any Sample Mortgage Loan that does not have the original term specifically stated in the Note, the Initial Purchaser, on behalf of the Depositor, instructed us to use the sum of:

(a)	The difference in months between the maturity date and first payment date, both as shown in the Note, and

(b)	1.

iii.	For the purpose of comparing the original interest only term Sample Characteristic for any Sample Mortgage Loan that does not have the original interest only term specifically stated in the Note, the Initial Purchaser, on behalf of the Depositor, instructed us to use the sum of:

(a)	The difference in months between the interest only end date and first payment date, both as shown in the Note, and

(b)	1.

iv.	For the purpose of comparing any Sample Characteristic listing the Application as a Source Document for any Sample Mortgage Loan for which the Initial Purchaser, on behalf of the Depositor, provided more than one Application, the Initial Purchaser, on behalf of the Depositor, instructed us to use the most recent Application as the Source Document.

v.	For the purpose of comparing the occupancy status Sample Characteristic, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic. We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the occupancy status Sample Characteristic.

vi.	For the purpose of comparing any Sample Characteristic listing the Appraisal as a Source Document for any Sample Mortgage Loan for which the Initial Purchaser, on behalf of the Depositor, provided more than one Appraisal (except for Sample Mortgage Loan Number 185), the Initial Purchaser, on behalf of the Depositor, instructed us to use the Appraisal with the lowest appraisal value as the Source Document.

For the purpose of comparing the appraisal value Sample Characteristic for Sample Mortgage Loan Number 185, the Initial Purchaser, on behalf of the Depositor, instructed us to use the Appraisal with the earliest appraisal date as the Source Document.

vii.	For the purpose of comparing the appraisal value Sample Characteristic for any Sample Mortgage Loan for which the Initial Purchaser, on behalf of the Depositor, provided an Appraisal for each mortgaged property relating to such Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to use the sum of the appraisal values for the related mortgaged properties, as shown in the corresponding Appraisals.

Exhibit 1 to Attachment A

Notes: (continued)

viii.	For the purpose of comparing the property type Sample Characteristic, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic. We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the property type Sample Characteristic.

For the purpose of comparing the property type Sample Characteristic, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement with a property type of:

(a)	“Townhouse” if the design (style) is “Twnhse,” “Townhouse,” “TownHm” or “TownHome,”

(b)	“Townhouse” if the type is “S-Det./End Unit” and the Appraisal indicates that HOA dues are required,

(c)	“1 Family Attached” if the type is “S-Det./End Unit” and the design (style) is “Row,” “Duplex,” “Semi-Det,” “COL,” “Semi” or “Twin” or

(d)	“1 Family Attached” if the design (style) is “Townhouse” and the Appraisal indicates that no HOA dues are required,

as shown in the applicable Source Document.

ix.	For the purpose of comparing any Sample Characteristic listing the Settlement Statement as a Source Document for any Sample Mortgage Loan for which the Initial Purchaser, on behalf of the Depositor, provided more than one Settlement Statement, the Initial Purchaser, on behalf of the Depositor, instructed us to use the most recent Settlement Statement as the Source Document.

x.	For the purpose of comparing the sale price Sample Characteristic, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic. We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the sale price Sample Characteristic.

Exhibit 1 to Attachment A

Notes: (continued)

xi.	For the purpose of comparing the loan purpose Sample Characteristic for any Sample Mortgage Loan with a loan purpose of “First Time Home Purchase” or “Other-than-first-time Home Purchase,” as shown on the Preliminary Data File (each, a “Purchase Sample Mortgage Loan”), the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic. We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the loan purpose Sample Characteristic for any Purchase Sample Mortgage Loan.

For any remaining Sample Mortgage Loan (each, a “Refinanced Sample Mortgage Loan”), the Initial Purchaser, on behalf of the Depositor, instructed us to calculate the “Amount to Borrower” as the difference between the:

(a)	Original principal balance, as shown in the Note, and

(b)	Sum of the:

(1)	Unpaid principal balance of any previous mortgage loan that is being refinanced, as shown in the Settlement Statement, and

(2)	Total closing costs relating to the Refinanced Sample Mortgage Loan, as shown in the Settlement Statement.

For any Refinanced Sample Mortgage Loan (except for Sample Mortgage Loan Numbers 80 and 100), the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement with a loan purpose of:

(a)	“Refinance – Cash Out” if the Amount to Borrower is greater than the lesser of (i) $2,000 and (ii) 1% of the original principal balance, as shown in the Note, or

(b)	“Refinance – Rate Term” for each remaining Refinanced Sample Mortgage Loan.

For Sample Mortgage Loan Numbers 80 and 100, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement with a loan purpose of “Refinance – Rate Term” if the Amount to Borrower is less than the lesser of (i) $5,000 and (ii) 5% of the original principal balance, as shown in the Note.

xii.	For the purpose of comparing the junior lien balance Sample Characteristic, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic. We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the junior lien balance Sample Characteristic.

Exhibit 1 to Attachment A

Notes: (continued)

xiii.	The Initial Purchaser, on behalf of the Depositor, instructed us not to perform any procedures with respect to the:

(a)	Index description,

(b)	Gross margin,

(c)	Initial fixed rate period,

(d)	Subsequent interest rate reset period,

(e)	Initial interest rate cap change up,

(f)	Initial interest rate cap change down,

(g)	Subsequent interest rate change up,

(h)	Subsequent interest rate change down,

(i)	Maximum interest rate and

(j)	Minimum interest rate

Sample Characteristics for any Sample Mortgage Loan with a gross margin value of “0.000(%)” or <blank>, as shown on the Preliminary Data File.

xiv.	For the purpose of comparing the initial fixed rate period Sample Characteristic for any Sample Mortgage Loan with a gross margin value greater than “0.000(%),” as shown in the Note (each, an “ARM Sample Mortgage Loan”), that does not have the initial fixed rate period specifically stated in the Note, the Initial Purchaser, on behalf of the Depositor, instructed us to use the sum of:

(a)	The difference in months between the first rate change date and first payment date, both as shown in the Note, and

(b)	1.

xv.	For the purpose of comparing the initial interest rate cap change up Sample Characteristic for any ARM Sample Mortgage Loan that does not have the initial interest rate cap change up specifically stated in the Note, the Initial Purchaser, on behalf of the Depositor, instructed us to use the difference between the:

(a)	Initial rate adjustment maximum interest rate and

(b)	Original interest rate,

both as shown in the Note.

xvi.	For the purpose of comparing the initial interest rate cap change down Sample Characteristic for any ARM Sample Mortgage Loan that does not have the initial interest rate cap change down specifically stated in the Note, the Initial Purchaser, on behalf of the Depositor, instructed us to use the maximum of:

(a)	The difference between the:

(1)	Original interest rate and

(2)	Initial rate adjustment minimum interest rate,

both as shown in the Note, and

(b)	0.000(%).

Exhibit 1 to Attachment A

Notes: (continued)

xvii.	For the purpose of comparing the minimum interest rate Sample Characteristic for any ARM Sample Mortgage Loan that does not have the minimum interest rate specifically stated in the Note or Settlement Statement, the Initial Purchaser, on behalf of the Depositor, instructed us to use the gross margin, as shown in the Note, as the minimum interest rate.

xviii.	The Initial Purchaser, on behalf of the Depositor, instructed us to use:

(a)	For any Purchase Sample Mortgage Loan (except for Sample Mortgage Loan Number 116), the lesser of the (1) appraisal value, as shown in the Appraisal, and (2) sale price, as shown in the Sale Contract or Settlement Statement,

(b)	For any Refinanced Sample Mortgage Loan (except for Sample Mortgage Loan Numbers 25, 148, 151, 175 and 185), the appraisal value, as shown in the Appraisal, or

(c)	For Sample Mortgage Loan Numbers 25, 116, 148, 151, 175 and 185, the value used for LTV, as shown on the Preliminary Data File,

as the “Value for LTV.”

xix.	For the purpose of comparing the original loan-to-value ratio Sample Characteristic, the Initial Purchaser, on behalf of the Depositor, instructed us to use the quotient (rounded to the fourth decimal place (X.XXXX)) of the:

(a)	Original principal balance, as shown in the Note, divided by

(b)	Value for LTV.

xx.	For the purpose of comparing the combined loan-to-value ratio Sample Characteristic, the Initial Purchaser, on behalf of the Depositor, instructed us to use the quotient (rounded to the fourth decimal place (X.XXXX)) of the:

(a)	Sum of the original principal balance, as shown in the Note, and junior lien balance, as shown in the applicable Source Document(s), divided by

(b)	Value for LTV.

xxi.	For the purpose of comparing the original loan-to-value ratio and combined loan-to-value ratio Sample Characteristics, the Initial Purchaser, on behalf of the Depositor, instructed us to ignore differences of +/- 0.0001 or less.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Initial Purchaser, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Mortgage Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

54	Appraisal value	[Redacted]	[Redacted]

172	Loan purpose	Other-than-first-time Home Purchase	First Time Home Purchase
	Property type	Condo, Low Rise (4 or fewer stories)	Condo, High Rise (5+ stories)

173	Property type	Condo, Low Rise (4 or fewer stories)	Condo, High Rise (5+ stories)

179	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase

180	Sale price	[Redacted]	[Redacted]
	Original loan-to-value ratio	0.8500	0.8245
	Combined loan-to-value ratio	0.8500	0.8245

193	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase

202	Property type	Single Family Detached (non-PUD)	1 Family Attached

218	Loan purpose	Refinance - Cash Out	Refinance – Rate Term